Portions  of  this  Exhibit  have  been  omitted   pursuant  to  a  request  for
confidential treatment. The omitted portions, marked by a * and [ ], have been separately filed with the Commission.



                            TIME BROKERAGE AGREEMENT


         This TIME BROKERAGE AGREEMENT (the "Agreement") is entered into on this 31st day of May, 1996, by and among Sinclair Communications, Inc., a Maryland corporation ("Programmer"), River City Broadcasting, L.P., a Delaware limited partnership, River City License Partnership, a Missouri general partnership (collectively, "Owner"), and, for the limited purposes stated herein, Sinclair Broadcast Group, Inc., a Maryland corporation ("SBG").

                                    RECITALS:

         WHEREAS, River City License Partnership is the licensee, pursuant to authorizations issued by the Federal Communications Commission ("FCC"), of the television and radio stations listed on Attachment A hereto (collectively, the "Stations" and each individually, the "Station");

          WHEREAS, River City Broadcasting, L.P. owns certain assets used in connection with the business and operations of the Stations and is a general partner of River City License Partnership;

         WHEREAS, pursuant to an Amended and Restated Asset Purchase Agreement dated as of April 10, 1996, as Amended and Restated as of May 31, 1996 (the "Asset Purchase Agreement"), Programmer purchased certain assets of River City Broadcasting, L.P.;

         WHEREAS, on this date, Programmer and Owner have entered into the Group I Option Agreement pursuant to which Owner has granted to Programmer an option to acquire certain of the assets and the FCC licenses held by Owner in connection with its ownership and operation of the Stations;

          WHEREAS,   Programmer  is  experienced  in  broadcast   ownership  and
operation;

          WHEREAS, during the term of this Agreement, Owner wishes to retain Programmer to provide programming and related services for the Stations, all in conformity with Station policies and procedures, FCC rules and policies for time brokerage arrangements, and the provisions hereof;

          WHEREAS, Programmer agrees to use the Stations to broadcast such programming of its selection that is in conformity with all rules, regulations and policies of the FCC, subject to Owner's full authority to manage and control the operation of the Stations; and

          WHEREAS, Programmer and Owner agree to cooperate to make this Agreement work to the benefit of the public and both parties and as contemplated by the terms set forth herein.

                                   AGREEMENT:

          NOW, THEREFORE, in consideration of the above recitals, and mutual promises and covenants contained herein, the parties intending to be legally bound, agree as follows:

          SECTION 1 USE OF STATION AIR TIME.

          1.1 Scope. During the term of this Agreement, Owner shall make available to Programmer broadcast time on the Station as set forth in this Agreement. Programmer shall deliver such programming, at its expense, to the Station's transmitter or other authorized remote control point designated by Owner. Subject to the provisions of Section 4.8 hereof, Programmer shall provide such programming of Programmer's selection complete with commercial matter, news, public service announcements and other suitable programming to the Station for at least one hundred and sixty-six (166) hours per week. Except as otherwise provided in this Agreement, Owner agrees to broadcast such programming in its entirety, including commercials at the times specified, on the facilities of the Station without interruption, deletion, or addition of any kind. Owner may use such time as it may require up to two (2) hours per week, for the broadcast of its own regularly-scheduled news, public affairs, and other non-entertainment programming on the Station. Owner may elect to set aside additional air time (up to two (2) hours per week) (the "Additional Time") to be scheduled at a mutually agreeable time, for the broadcast of specific non-entertainment programming on issues of importance to the local community. Owner shall provide Programmer with as much notice as possible, but in no event less than three (3) weeks' notice, of its intention to set aside such Additional Time. All program time not reserved by or designated for Owner shall be available for use by Programmer. Owner agrees that Programmer may sell, or engage a third party to sell, commercial time during the programming provided by Programmer to the Station for Programmer's account.

          1.2 Consideration. As consideration for the air time made available hereunder and the other agreements of the parties made hereunder, Programmer agrees to pay Owner the payments set forth in Attachment 1.2 hereto. Notwithstanding any provision of this Agreement to the contrary, in the event of a preemption by Owner of Programmer's programming under Sections 1.1, with respect to the Additional Time only, 3.2, 4.1 or 4.2 of this Agreement, the Monthly Payment as defined in Attachment 1.2 shall be reduced by an amount equal to (a) the amount of the Monthly Payment multiplied by (b) a fraction the numerator of which is the number of minutes of Programmer's programming preempted by Owner during such month and the denominator of which is the total number of minutes of programming provided by Programmer for the Station for such month.

         1.3 Term. This Agreement shall commence for all Stations on May 31, 1996 (the "Effective Date"), and end with respect to any one Station on the date of consummation of the purchase of the License Assets of such Station, as defined by and contemplated under the Group I Option Agreement (the "Term"), unless terminated earlier pursuant to any of the provisions of Section 5 hereof.

         SECTION 2         STATION OPERATIONS.

         2.1      Owner Control Over Station Operations.

                  (a) Owner shall retain full authority, power and control over the management and operations of the Stations during the Term of this Agreement, including specifically control over its personnel, programming and finances.

                  (b) Subject to Owner's full authority, power and control over the management and operations of the Stations, Programmer agrees to provide programming and related services to the Stations. Such related services shall include: (i) the sale of advertising time on the Stations; (ii) coordination of traffic and billing functions; (iii) maintenance, repair and replacement of the Station's transmitting or studio equipment and the other License Assets, provided, however, that Programmer shall not make any modifications to or replace any material items of the License Assets without Owner's prior written authorization; and (iv) other administrative or operational functions as Owner may from time to time assign to Programmer consistent with FCC rules and regulations relating to time brokerage agreements. Programmer shall provide and perform its obligations hereunder, including all related services, diligently and in a manner consistent with broadcast industry practices.
                  (c) Owner shall employ at the Station's main studio location, at Owner's expense, at least two full-time employees, including a Station Manager and a staff level employee, who will direct the day-to-day operations of the Station, and who will report to and be accountable to Owner.

                  (d) When on the Owner's premises, all employees of Programmer used to provide Programmer's programming or other services to the Stations shall be subject to the overall supervision of Owner's management personnel.

         2.2      Station Expenses.

                  (a) During the Term of this Agreement, and subject to timely receipt of the Monthly Payment specified in Attachment 1.2, Owner shall be responsible for and pay in a timely manner all operating, capital and other expenses of the Stations, including but not limited to those expenses set forth in Attachment 2.2(a).

                  (b) During the Term of this Agreement, Programmer shall be responsible for and pay in a timely manner all costs incurred by Programmer in the performance of its obligations hereunder, including but not limited to those expenses set forth in Attachment 2.2(b).

         SECTION 3         STATION PUBLIC INTEREST OBLIGATIONS.

         3.1 Owner Authority. Owner shall be responsible for the Station's compliance with all applicable provisions of the Communications Act of 1934, as amended (the "Act"), the rules, regulations and policies of the FCC and all other applicable laws. Programmer shall cooperate with Owner, at Programmer's expense, in taking such actions as Owner may reasonably request to assist Owner in maintaining the Station's compliance with the Act, rules, regulations and policies of the FCC and all other applicable laws. Notwithstanding any other provision of this Agreement, Programmer recognizes that Owner has certain obligations to operate the Stations in the public interest, and to broadcast programming to meet the needs and interests of the Station's community of license, the Station's service area and with respect to Owner's television Stations, the educational and informational needs of children. From time to time Owner shall air, or if Owner requests, Programmer shall air, programming on issues of importance to the local community and, with respect to Owner's television Stations, educational and informational programming for children aged 16 years and younger. Nothing in this Agreement shall abrogate or limit the unrestricted authority of Owner to discharge its obligations to the public and to comply with the Act and the rules, regulations and policies of the FCC and Owner shall have no liability or obligation to Programmer, except as set forth in Section 1.2, for taking any action that it deems necessary or appropriate to discharge such obligations or comply with such laws, rules, regulations or policies.

         3.2 Additional Owner Obligations. Although both Owner and Programmer shall cooperate in the broadcast of emergency information over the Station, Owner shall retain the right, without any liability or obligation to Programmer, to interrupt Programmer's programming in case of an emergency or for programming which, in the good faith judgment of Owner, is of greater local or national public importance. Owner shall coordinate with Programmer the Station's hourly station identification and any other announcements required to be aired by FCC rules or regulations. Owner shall (i) continue to maintain and staff a main studio, as that term is defined by the FCC, for the Station within the Station's principal community contour, (ii)
maintain the Station's local public inspection file within the Station's community of license, and (iii) prepare and place in such inspection file in a timely manner all material required by Section 73.3526 of the FCC's Rules, including without limitation the Station's quarterly issues and program lists, and with respect to Owner's television Stations, information concerning the broadcast of children's educational and informational programming and documentation of compliance with commercial limits applicable to certain children's television programming. Programmer shall, upon request by Owner, promptly provide Owner with such information concerning Programmer's programs and advertising as is necessary to assist Owner in the preparation of such information or to enable Owner to verify independently each television Station's compliance with the Children's Television Act and the Station's compliance with any other laws, rules, regulations or policies applicable to the Station's operation. Owner shall also maintain the station logs, receive and respond to telephone inquiries, and control and oversee any remote control point for the Station.

         SECTION 4         STATION PROGRAMMING POLICIES.

         4.1 Broadcast Station Programming Policy Statement. Owner has adopted a Broadcast Station Programming Policy Statement (the "Policy Statement"), a copy of which appears as Attachment 4.1 hereto and which may be amended from time to time by Owner upon notice to Programmer. Programmer agrees and covenants to comply in all material respects with the Policy Statement, with all rules and regulations of the FCC, and with all changes subsequently made by Owner or the FCC. Programmer shall furnish or cause to be furnished the artistic personnel and material for the programs as provided by this Agreement and all programs shall be prepared and presented in conformity with the rules, regulations and policies of the FCC and with the Policy Statement. All advertising spots and promotional material or announcements shall comply with all applicable federal, state and local regulations and policies and the Policy Statement, and shall be produced in accordance with quality standards established by Programmer. If Owner determines that a program, commercial announcement or promotional material supplied by Programmer is for any reason, in Owner's sole discretion, unsatisfactory or unsuitable or contrary to the public interest, or does not comply with the Policy Statement it may, upon written notice to Programmer (to the extent time permits such notice), and without any liability or obligation to Programmer, except as set forth in Section 1.2, suspend or cancel such program, commercial announcement or promotional material and substitute its own programming or, if Owner requests, Programmer shall provide promptly suitable programming, commercial announcement or other announcement or promotional material.

         4.2 Owner Control of Station Programming. Notwithstanding any contrary provision contained in this Agreement, and consistent with Owner's obligations pursuant to the Act and the rules and regulations of the FCC, Owner shall have the right, without any liability or obligation to Programmer, except as set forth in Section 1.2, to delete any material contained in any programming or commercial matter furnished by Programmer for broadcast over the Station that Owner determines is unsuitable for broadcast or the broadcast of which Owner believes would be contrary to the public interest. Owner shall have the right, without any liability or obligation to Programmer, except as set forth in
Section 1.2 to broadcast Owner's own programming in place of such deleted material.

          4.3 Political Advertising. Owner shall oversee and shall take ultimate responsibility for the Station's compliance with the political broadcasting rules of the FCC and Sections 312 and 315 of the Act, including but not limited to, the provision of equal opportunities, compliance with lowest unit charge requirements, and the provision of reasonable access to federal political candidates. Programmer shall cooperate with Owner, at Programmer's expense, to assist Owner in complying with the political broadcasting rules of the FCC. Programmer shall supply such information promptly to Owner as may be necessary to comply with the lowest unit charge and other applicable political broadcast requirements of federal law. To the extent that Owner deems necessary or appropriate, Programmer shall release advertising availabilities to Owner to permit Owner to comply with the political broadcasting rules of the FCC and Sections 312 and 315 of the Act. Programmer shall be entitled to all revenues received by Owner for such advertising.

         4.4 Advertising of Credit Terms. To the extent prohibited by the rules of the Federal Trade Commission, no advertising of credit terms shall be made over broadcast material supplied hereunder by Programmer beyond mention of the fact that credit terms are available.

         4.5 Payola/Plugola. In order to enable Owner to fulfill its obligations under Section 317 of the Act, Programmer, in compliance with Section 507 of the Act, will, in advance of any scheduled broadcast by a Station, disclose to Owner any information of which Programmer has knowledge or which has been disclosed to Programmer as to any money, service, or other valuable consideration that any person has paid or accepted, or has agreed to pay or to accept, for the inclusion of any matter as a part of the programming or commercial matter to be supplied to Owner pursuant to this Agreement. Programmer will cooperate with Owner, at Programmer's expense, as necessary to ensure compliance with this provision. Commercial matter with obvious sponsorship identifications shall not require disclosure in addition to that contained in the commercial copy.

         4.6 Children's Television Advertising. Programmer agrees that it will not broadcast on any television Station advertising in programs originally designed for children aged 12 years and under in excess of the amounts permitted under applicable FCC rules.

         4.7 Programmer Compliance with Copyright Act. Programmer represents and warrants that Programmer will have full authority to broadcast the programming on the Stations, and that Programmer shall not broadcast any material in violation of the Copyright Act. The performing rights to all music contained in broadcast material supplied hereunder by Programmer are licensed by BMI, ASCAP, or SESAC, are in the public domain, are controlled by Programmer, or are cleared at the source by Programmer.

         4.8 Owner Programming Agreements. Notwithstanding any provision of this Agreement to the contrary, Programmer agrees to broadcast on the Station, at the times required, the programs that Owner is required to air on the Station pursuant to its obligations under the agreements listed on Attachment 4.8 hereto. The broadcast of such programs by Programmer shall not reduce in any manner (a) any of the broadcast time on the Station reserved by Owner, pursuant to Section 1.1 hereof for the broadcast of Owner's non-entertainment programming or (b) the Monthly Payment owed to Owner under the provisions of Attachment 1.2.

         SECTION 5  TERMINATION.

         5.1 Termination by Programmer. Unless terminated pursuant to the provisions of Section 1.3, this Agreement may be terminated by Programmer with respect to any Station or all Stations, by written notice to Owner, if Programmer is not then in material default or breach hereof, upon the occurrence of any of the following:

                  (a) upon termination by Programmer of the Option for such Station under the Group I Option Agreement, provided that in such event, the termination of this Agreement shall be effective as of the date that is three
(3) months following termination of said Option;

                  (b) Owner is in material breach of its material obligations hereunder or under the Group I Option Agreement and has failed to cure such breach within thirty (30) days of notice from Programmer; or

                  (c)      the mutual consent of both parties.

         5.2 Termination by Owner. Unless terminated pursuant to the provisions of Section 1.3, this Agreement may be terminated by Owner with respect to any Station or all Stations, by written notice to Programmer, if Owner is not then in material default or breach hereof, upon the occurrence of any of the following:

                   (a) upon the date of termination by Owner of the Option for such Station under the Group I Option Agreement;

                   (b)  Programmer  is  in  material   breach  of  its  material
obligations hereunder or under the Group I Option Agreement and has failed to cure such breach within thirty (30) days of notice from Owner;

                   (c) Programmer is in material breach of its obligations under the Group I Option Agreement and its then existing senior credit facility and has failed to cure such breach within ninety (90) days of notice from Owner; or

                   (d) the mutual consent of both parties.

         5.3 Termination for All Stations. This Agreement will terminate with respect to all Stations, upon the occurrence of any of the following:

                  (a) this Agreement is declared invalid or illegal in whole or substantial part by an order or decree of an administrative agency or court of competent jurisdiction and such order or decree has become final and no longer subject to further administrative or judicial review; or

                  (b) there has been a material change in FCC rules or policies that would cause this Agreement to be in violation thereof and such change is in effect and not the subject of an appeal or further administrative review, provided that in such event the parties shall first negotiate in good faith and attempt to agree on an amendment to this Agreement that will provide the parties with a valid, binding and enforceable agreement that conforms to the new FCC rules, policies or precedent.

         5.4  Expiration of Option.  Notwithstanding  the provisions of Sections
5.1 and 5.2 hereof, this Agreement shall terminate with respect to a Station immediately upon the expiration of the Exercise Period, as defined in the Group I Option Agreement, if the Option relating to such Station has not been exercised within the Exercise Period.

         5.5 Continuation of Agreement. Notwithstanding any termination of this Agreement with respect to a Station under Sections 5.1, 5.2, or 5.4, this Agreement shall continue in full force and effect for all Stations for which such termination is not effective.

         5.6 Severability. It is the intent of the parties hereto that the transactions contemplated hereunder comply in all respects with the Act and all applicable rules, regulations, and policies of the FCC. If any provision of this Agreement shall be declared void, illegal, or invalid by any governmental authority with jurisdiction thereof, the remainder of this Agreement shall remain in full force and effect without such offending provision so long as such remainder substantially reflects the original agreement of the parties hereunder. Furthermore, in such event, the parties shall use their commercially reasonable efforts to reach agreement promptly on lawful substitute provisions in place of said offending provision so as to effectuate more closely their intent as expressed hereunder. If any governmental authority grants to any other entity or individual rights which are not contained in this Agreement, then the parties shall use their commercially reasonable efforts to amend this Agreement to provide the parties hereto such lawful provisions which comport with any rules, regulations and policies adopted after the date of this Agreement.

         5.7 Force Majeure. Any failure or impairment of the License Assets or any delay or interruption in the broadcast of programs, or failure at any time to furnish facilities, in whole or in part, for broadcast, due to Acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riot, floods or any other cause not reasonably within the control of Owner, shall not constitute a breach of this Agreement and Owner will not be liable to Programmer for any liability or obligation with respect thereto, including without limitation, any reimbursement obligation.

         5.8      Insurance; Risk of Loss.

                  (a) During the Term of this Agreement, Owner shall maintain insurance with respect to the License Assets as provided in Section 5.1 of the Group I Option Agreement and shall cause Programmer to be named as an additional insured on Owner's policies as required in Section 5.1 of the Group I Option Agreement. The risk of any loss, damage, impairment, confiscation, or condemnation of any equipment or other personal property owned and used by Owner in the business and operations of the Station shall be borne by Owner at all times during the Term of this Agreement, to the extent of, but solely to the extent of, Owner's receipt of insurance proceeds in respect thereof and in no event shall Owner have any liability or obligation to Programmer in respect of any such loss, damage, impairment, confiscation or condemnation. Owner shall use such proceeds of insurance to repair or replace any such equipment or such other personal property of Owner to the extent of such proceeds. At Owner's request and subject to Owner's supervision and direction, Programmer shall effect in a timely fashion any repairs to or replacement of any of Owner's damaged equipment or property.

                  (b) During the Term of this Agreement, Programmer shall maintain with reputable insurance companies reasonably acceptable to Owner, insurance in such amounts and with respect to such risks, as reasonably requested by Owner, and Programmer shall comply with the provisions of Section
6.5 of the Group I Option Agreement. The risk of any loss, damage, impairment, confiscation, or condemnation of any equipment or other personal property owned or leased and used by Programmer in the performance of its obligations hereunder shall be borne by Programmer at all times during the Term of this Agreement.

         SECTION 6 INDEMNIFICATION.

         6.1 Indemnification by Programmer. Programmer shall indemnify and hold harmless Owner from and against any and all claims, losses, costs, liabilities, damages, expenses, including any FCC fines or forfeitures (including reasonable legal fees and other expenses incidental thereto), of every kind, nature and description (collectively "Damages") arising or resulting from or relating to
(a) Programmer's breach of any covenant, agreement or other obligation of Programmer contained in this Agreement, (b) any action taken by Programmer or its employees and agents with respect to the Stations, or any failure by Programmer or its employees and agents to take any action with respect to the Stations, including, without limitation, Damages relating to violations of the Act, or any rule, regulation or policy of the FCC, slander, defamation or other claims relating to programming provided by Programmer or Programmer's broadcast and sale of advertising time on the Stations, or (c) the business or operations of the Stations (except where the Damages are caused by Owner's gross negligence, willful misconduct, or a breach of its obligations under this Agreement) from and after the date of this Agreement.

         6.2 Indemnification by Owner. Owner shall indemnify and hold harmless Programmer from and against any and all claims, losses, costs, liabilities, damages, expenses, including any FCC fines or forfeitures (including reasonable legal fees and other expenses incidental thereto), of every kind, nature and description, arising out of Owner's breach of its obligations under this Agreement or its ownership of the Station.

         6.3 Indemnification Procedure. Neither Owner nor Programmer shall be entitled to indemnification pursuant to this Section unless such claim for indemnification is asserted in writing delivered to the other party, together with a statement as to the factual basis for the claim and the amount of the claim. The party making the claim (the "Claimant") shall make available to the other party (the "Indemnitor") the information relied upon by the Claimant to substantiate the claim. The Indemnitor under this Section 6.3 shall have the right to conduct and control through counsel of its own choosing the defense of any third party claim, action or suit (and the Claimant shall cooperate fully with the Indemnitor), but the Claimant may, at its election, participate in the defense of any such claim, action or suit at its sole cost and expense provided that, if the Indemnitor shall fail to defend any such claim, action or suit, then the

Claimant may defend through counsel of its own choosing such claim, action or suit, and (so long as it gives the Indemnitor at least fifteen (15) days' notice of the terms of the proposed settlement thereof and permits the Indemnitor to then undertake the defense thereof) settle such claim, action or suit, and to recover from the Indemnitor the amount of such settlement or of any judgment and the costs and expenses of such defense. The Indemnitor shall not compromise or settle any third party claim, action or suit without the prior written consent of the Claimant, which consent will not be unreasonably withheld or delayed.

         6.4 Arbitration. To the fullest extent not prohibited by law, any controversy, claim or dispute arising out of or relating to Section 6 of this Agreement, including the determination of the scope or applicability of this Agreement to arbitrate, shall be settled by final and binding arbitration in accordance with the rules then in effect of the American Arbitration Association ("AAA"), as modified or supplemented under this section, and subject to the Federal Arbitration Act, 9 U.S.C. ss.ss. 1-16. The decision of the arbitrators shall be final and binding provided that, where a remedy for breach is prescribed hereunder or limitations on remedies are prescribed, the arbitrators shall be bound by such restrictions, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

         If any series of claims arising out of the same or related transactions shall involve claims which are arbitrable under the preceding paragraph and claims which are not, the arbitrable claims shall first be finally determined before suit may be instituted upon the others and the parties will take such action as may be necessary to toll any statutes of limitations, or defenses based upon the passage of time, that are applicable to such non-arbitrable claims during the period in which the arbitrable claims are being determined.

         In the event of any controversy, claim or dispute that is subject to arbitration under this Section 6.4, any party thereto may commence arbitration hereunder by delivering notice to the other party or parties thereto. The arbitration panel shall consist of three (3) arbitrators, appointed in accordance with the procedures set forth in this paragraph. Within ten (10) business days of delivery of the notice of commencement of arbitration referred to above, Owner, on the one hand, and Programmer, on the other hand, shall each appoint one arbitrator, and the two arbitrators so appointed shall within ten
(10) business days of their appointment mutually agree upon and appoint one additional arbitrator (or, if such arbitrators cannot agree on an additional arbitrator, the additional arbitrator shall be appointed by the AAA as provided under its rules); provided, that persons eligible to be selected as arbitrators shall be limited to attorneys at law who (i) are on the AAA's Large, Complex Case Panel, (ii) have practiced law for at least fifteen (15) years as an attorney specializing in either general commercial litigation or general corporate and commercial matters, and (iii) are experienced in matters involving the broadcasting industry.

         The arbitration hearing shall commence no later than thirty (30) business days after the completion of the selection of the arbitrators. Consistent with the intent of the parties hereto that the arbitration be conducted as expeditiously as possible, the parties agree that (i) discovery shall be limited to the production of such documents and the taking of such depositions as the arbitrators determine are reasonably necessary to the resolution of the controversy, claim or dispute and (ii) the arbitrators shall limit the presentation of evidence by each side in such arbitration to not more than ten (10) full days' (or the equivalent thereof) or such shorter period as the arbitrators shall determine to be necessary in order to resolve the controversy, claim or dispute. The arbitrators shall be instructed to render a decision within ten (10) business days of the close of the arbitration hearing. If arbitration has not been completed within ninety (90) days of the commencement of such arbitration, any party to the arbitration may initiate litigation upon ten (10) days' written notice to the other party(ies); provided, however, that if one party has requested the other to participate in an arbitration and the other has failed to participate, the requesting party may initiate litigation before the expiration of such ninety-day period; and provided further, that if any party to the arbitration fails to meet any of the time limits set forth in this Section 6.4 or set by the arbitrators in the arbitration, any other party may provide ten
(10) days' written notice of its intent to institute litigation with respect to the controversy, claim or dispute without the need to continue or complete the arbitration and without awaiting the expiration of such ninety-day period. The parties hereto further agree that if any of the rules of the AAA are contrary to or conflict with any of the time periods provided for hereunder, or with any other aspect of the matters set forth in this Section 6.4, that such rules shall be modified in all respects necessary to accord with the provisions of this
Section 6.4 (and the arbitrators shall be so instructed by the parties).

         The arbitrators shall base their decision on the terms of this Agreement and applicable law and judicial precedent which a United States District Court sitting in the District of Maryland (Southern Division) would apply in the event the dispute were litigated in such court, and shall render their decision in writing and include in such decision a statement of the findings of fact and conclusions of law upon which the decision is based. Each party agrees to cooperate fully with the arbitrator(s) to resolve any controversy, claim or dispute. The arbitrators shall not be empowered to award punitive damages or damages in excess of actual damages. The venue for all arbitration proceedings shall be Rockville, Maryland.

         6.5 Damages; Specific Performance. In the event of a material breach by either party of its obligations hereunder, the non-breaching party shall be entitled to seek monetary damages against the party in breach. The parties recognize that given the unique nature of the Station and this Agreement, monetary damages alone will not be adequate to compensate Programmer for any injury resulting from Owner's breach. Programmer shall therefore be entitled, in addition to a right to seek and collect monetary damages, to obtain specific performance of the terms of this Agreement. If any action is brought by Programmer to enforce this Agreement, Owner shall waive the defense that there is an adequate remedy at law.

         SECTION 7  MISCELLANEOUS.

         7.1 Assignment. This Agreement shall not be assigned by any party hereto without the prior written consent of the other party, which consent shall not be unreasonably withheld, except that Programmer may assign its rights and interests hereunder (a) to any party that is qualified to be an owner of the License Assets and the Stations under the Act and the existing rules, regulations and policies of the FCC or (b) a direct or indirect wholly-owned subsidiary of Programmer provided that (1) Programmer gives Owner written notice of any such assignment; (2) such assignment shall not relieve Programmer of any of its obligations or liabilities hereunder; and (3) such assignment would not violate any applicable laws, rules, regulations or policies of any applicable governmental authority. It is understood and agreed that nothing herein shall be deemed to expand the rights granted hereunder to any permitted assignee, which rights shall be in combination with, and not in addition to, the rights of Programmer. This Agreement shall be binding on the parties' respective heirs and assigns.

         7.2 Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and, except for the Asset Purchase Agreement, the Group I Option Agreement and to the extent applicable, the Modification Agreement dated May 10, 1996 between River City Broadcasting, L.P. and SBG, and the letter dated May 10, 1996 from the parties' counsel to the Department of Justice in connection therewith, and documents delivered pursuant thereto, supersedes any and all prior agreements, broadcasting commitments, or any other understandings between Programmer and Owner with respect to such subject matter. No provision of this Agreement shall be changed or modified, nor shall this Agreement be discharged in whole or in part, except by an agreement in writing signed by the party against whom the change, modification, or discharge is claimed or sought to be enforced, nor shall any waiver of any of the conditions or provisions of this Agreement be effective and binding unless such waiver shall be in writing and signed by the party against whom the waiver is asserted, and no waiver of any provision of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision.

         7.3 Further Assurances. Owner and Programmer shall use commercially reasonable best efforts in the performance and fulfillment of the terms and conditions of this Agreement in effectuating the intent of such parties as expressed under this Agreement. From time to time, without further consideration, Owner and Programmer shall execute and deliver such other documents and take such other actions as either party hereto reasonably may request to effectuate such intent.

         7.4 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each such counterpart were upon the same instrument.

         7.5 Notices. All notices, demands and other communications which may or are required to be given hereunder or with respect hereto shall be in writing, shall be delivered personally or sent by nationally recognized overnight delivery service, charges prepaid, or by registered or certified mail, return-receipt requested, or by facsimile transmission, and shall be deemed to have been given or made when personally delivered, the next business day after delivery to such overnight delivery service, when dispatched by facsimile transmission, five (5) days after deposited in the mail, first class postage prepaid, addressed as follows:

                  (a)      If to Owner:

                              River City Broadcasting, L.P.
                              1215 Cole Street
                              St. Louis, Missouri  63106-3897
                              Attn.:  Mr. Barry Baker and Mr. Larry D. Marcus
                              Telecopier:  (314) 259-5709

                           with a copy to:

                              Dow,   Lohnes  &  Albertson  A  Professional
                              Limited Liability Company 1200 New Hampshire
                              Ave., N.W.
                              Suite 800
                              Washington, D.C.  20036-6802
                              Attn.:  Kevin F. Reed, Esq.
                              Telecopier:  (202) 776-2222

                  and

Baker & Botts
800 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas  75201-2916
Attn.:  Andrew M. Baker, Esq.
Telecopier:  (214) 953-6503

or to such other address as Owner may from time to time designate.

                  (b)      If to Programmer or SBG:

                                    Sinclair Broadcast Group, Inc.
                                    Sinclair Communications, Inc.
                                    2000 W. 41st Street
                                    Baltimore, Maryland  21211
                                    Attn.:  Mr. David D. Smith
                                    Telecopier:  (410) 467-5043

                           with a copy to:

                                    Thomas & Libowitz, P.A.
                                    The USF&G Tower
                                    100 Light Street
                                    Suite 1100
                                    Baltimore, Maryland  21202-1053
                                    Attn.:  Steven A. Thomas, Esq.
                                    Telecopier:  (410) 752-2046

                                                        and

                                    Fisher Wayland Cooper Leader & Zaragoza, LLP
                                    2001 Pennsylvania Avenue, N.W.
                                    Suite 400
                                    Washington, D.C.  20006-1851
                                    Attn.:  Martin R. Leader, Esq.
                                    Telecopier:  (202)  296-6518

or to such other address as Programmer may from time to time designate.

         7.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Maryland, without regard to its choice of law rules.

         7.7 Taxes. Owner and Programmer shall each pay its own ad valorem taxes, if any, which may be assessed on such party's personal property for the periods that such items are owned by such party. Programmer shall pay all taxes, if any, to which the consideration specified in Section 1.2 herein is subject, provided that Owner shall be responsible for payment of its own income taxes.

         7.8 No Joint Venture or Partnership. Programmer shall act as an independent contractor in rendering its services hereunder. Programmer shall have no power or authority to act for or on behalf of Owner or to bind Owner in any manner whatsoever, except as and to the extent expressly provided for in this Agreement. The parties hereto agree that nothing herein shall constitute a joint venture or partnership between them.

         7.9 Headings. The headings in this Agreement are for convenience only and will not affect or control the meaning or construction of the provisions of this Agreement.

         7.10     Guaranty.

                  (a) By its signature below, for value received and in consideration of Owner entering into this Agreement, SBG (referred to in this
Section 7.10 as the "Guarantor") hereby unconditionally guarantees to Owner the full amount and prompt performance by Programmer of all of Programmer's obligations under this Agreement. This guaranty is a guaranty of payment and/or performance, as the case may be. The Guarantor hereby waives demand, presentment, protest and notice of acceptance of this guaranty. Upon any default by Programmer in the performance of any of its obligations under this Agreement, the liability of Guarantor shall be effective immediately and payment or performance shall be made by Guarantor on demand without suit or action against Programmer. No delay or omission by Owner in exercising any right under this guaranty shall operate as a waiver of such right or any other right. All costs incurred by Owner in connection with enforcing this guaranty (including reasonable attorneys' fees) shall be payable by Guarantor.

                  (b) Guarantor represents and warrants to Owner that: (i) Guarantor and the party executing this Agreement on behalf of the Guarantor have the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement; (ii) all requisite corporate actions and proceedings necessary to be taken on the part of Guarantor in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and necessary to make the same effective have been duly and validly taken; and (iii) this Agreement has been duly and validly authorized, executed and delivered by Guarantor and constitutes its valid and binding agreement, enforceable in accordance with its terms, except as limited by laws affecting the enforcement of creditors' rights or contractual obligations generally and by application of general principles of equity.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
OWNER:

                         RIVER CITY LICENSE PARTNERSHIP

                         By:  River City Broadcasting, L.P., its General Partner

                         By:  Better Communications, Inc., its General Partner


                         By:  /s/  Larry D Marcus
                              --------------------------------------------------
                         Name:  Larry D. Marcus
                         Title: Vice President


                         RIVER CITY BROADCASTING, L.P.

                         By:  Better Communications, Inc., its General Partner


                         By:  /s/  Larry D Marcus
                              --------------------------------------------------
                         Name:  Larry D. Marcus
                         Title: Vice President


                         PROGRAMMER:

                         SINCLAIR COMMUNICATIONS, INC.


                         By:  /s/   David B. Amy
                              --------------------------------------------------
                         Name:    David B. Amy
                         Title:   Chief Financial Officer


                         SINCLAIR BROADCAST GROUP, INC.

                         By:  /s/   David B. Amy
                              --------------------------------------------------
                         Name:    David B. Amy
                         Title:   Chief Financial Officer

                                                   Attachment A
                                                   ------------

                                                     Stations
                                                     --------

Station              City of License                          Service
- -------              ---------------                          -------

KDNL-TV              St. Louis, Missouri                             TV
KOVR(TV)             Stockton, California                            TV
KABB(TV)             San Antonio, Texas                              TV
KDSM-TV              Des Moines, Iowa                                TV
WLOS(TV)             Asheville, North Carolina                       TV
WTTV(TV)             Bloomington, Indiana                            TV
WTTK(TV)             Kokomo, Indiana                                 TV
WFBC(TV)             Anderson, South Carolina                        TV
WVRV-FM              East St. Louis, Illinois                        FM
KPNT(FM)             Ste. Genevieve, Missouri                        FM
KBLA(AM)             Santa Monica, California                        AM
WJCE-FM              Russellville, Kentucky                          FM
WSMB(AM)             New Orleans, Louisiana                          AM
WWL(AM)              New Orleans, Louisiana                          AM
WLMG(FM)             New Orleans, Louisiana                          FM
KMEZ(FM)             Belle Chasse, Louisiana                         FM
WBEN(AM)             Buffalo, New York                               AM
WMJQ(FM)             Buffalo, New York                               FM
WWKB(AM)             Buffalo, New York                               FM
WKSE(FM)             Niagara Falls, New York                         FM
WGBI(AM)             Scranton, Pennsylvania                          AM
WGGY(FM)             Scranton, Pennsylvania                          FM
WILK(AM)             Wilkes-Barre, Pennsylvania                      AM
WKRZ(FM)             Wilkes-Barre, Pennsylvania                      FM
WJCE(AM)             Memphis, Tennessee                              AM
WRVR-FM              Memphis, Tennessee                              FM
WLAC(AM)             Nashville, Tennessee                            AM
WLAC-FM              Nashville, Tennessee                            FM
WOGY-FM              Germantown, Tennessee                           FM

                                 Attachment 1.2
                                 --------------

                                  Consideration
                                  -------------

                  During the Term of this Agreement, Programmer shall pay to Owner by the first day of each month the payments set forth in Schedule I hereto (collectively, the "Monthly Payment"). The Monthly Payment shall include those amounts necessary to reimburse Owner for Owner's expenses set forth on Attachment 2.2(a). The Monthly Payment shall be adjusted from time to time upon written notice from Owner to Programmer, which notice shall specify in reasonable detail the changes in Station expenses, to reflect any changes in Station operating expenses that are the responsibility of Owner under this Agreement. Notwithstanding any provision to the contrary herein, it is expressly agreed by Owner and Programmer that any network compensation paid to or received by Owner directly or indirectly shall be immediately paid to Programmer, or at Owner's option, credited against the Monthly Payment to Owner.

The information below marked by * and [ ], has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission.


                                                    Schedule I

                                              River City Broadcasting
                                         Monthly Estimated Owner Expenses


                      Employee     Repair &    Property       Public Svce
     Station                        Costs     Maintenance      Utility    Insurance    Tax        Prod. Costs   Other        Total
KDNL                  [*******]   [*******]     [******]      [******]    [******]   [******]      [******]
KABB                  [*******]   [*******]     [******]      [******]    [******]   [******]      [******]
KDSM                  [*******]   [*******]     [******]      [******]    [******]   [******]      [******]
WTTV/                 [*******]   [*******]     [******]      [******]    [******]   [******]      [******]
WTTK
KOVR                  [*******]   [*******]     [******]      [******]    [******]   [******]      [******]
WLOS                  [*******]   [*******]     [******]      [******]    [******]   [******]      [******]
WFBC                  [*******]   [*******]     [******]      [******]    [******]   [******]      [******]
Keymarket             [*******]   [*******]     [******]      [******]    [******]   [******]      [******]
Total                 [*******]   [*******]     [******]      [******]    [******]   [******]                                304,999

                                Attachment 2.2(a)

                                 Owner Expenses

    1. Expenses incurred by Owner, to the extent not paid directly by Programmer pursuant to its obligations under Section 2.1(b), including any capital expenditures, relating to the maintenance, repair and replacement of the Station's transmitting and studio equipment and other License Assets.

    2.       Tower, transmitter building, studio and office lease payments.

    3.       Utility costs.

    4.       Insurance as provided in Section 5.8(a) of this Agreement.

    5. Salaries, benefits and taxes for all Station personnel employed by Owner at the Station.

    6. Expenditures incurred by Owner in maintaining its corporate offices and personnel.

    7. Costs incurred by Owner in airing its own non-entertainment programming on the Station.

    8. Payments made by Owner to third parties under the programming agreements listed on Attachment 4.8 less any compensation received by Owner under such agreements.

    9.       Miscellaneous Station expenses.

                                Attachment 2.2(b)

                               Programmer Expenses

    1. All costs associated with Programmer's provision of programming to the Station, maintenance, repair and replacement of Programmer's assets related to the operation of the Station, the sale of commercial advertising time on the Station, Programmer's coordination of traffic and billing functions and the performance of any other administrative or operational duties assigned by Owner to Programmer.

    2.       Salaries,   benefits  and  taxes  for  all  personnel  employed  by
             Programmer and used by Programmer in the performance of its obligations hereunder.

    3.       Insurance as provided in Section 5.8(b) of this Agreement..

                                 Attachment 4.1

                 Broadcast Station Programming Policy Statement

                  Programmer  agrees to cooperate with Owner in the broadcasting of programs of the highest possible standard of excellence and for this purpose to observe the following regulations in the preparation, writing and broadcasting of its programs.

    I. No Plugola or Payola. Except for commercial messages aired in compliance with 47 C.F.R.ss.73.1212, Programmer shall not receive any consideration in money, goods, services, or otherwise, directly or indirectly (including to relatives) from any persons or company for the presentation of any programming over the Station without reporting the same to Licensee's general manager. The commercial mention of any business activity or "plug" for any commercial, professional, or other related endeavor, except where contained in an actual commercial message of a sponsor, is prohibited.

    II. No Lotteries. Announcements giving any information about lotteries or games prohibited by federal or state law or regulation are prohibited.

    III. Election Procedures. At least fifteen (15) days before the start of any primary or election campaign, Programmer will clear with Owner's Station Manager the rates Programmer will charge for the time to be sold to candidates for the public office and/or their supporters to make certain that the rates charged are in conformance with applicable law and Station policy.

    IV. Required Announcements. Programmer shall broadcast (i) an announcement in a form satisfactory to Owner at the beginning of each hour to identify the Station and (ii) any other announcements that may be required by law, regulation, or Owner policy.

    V. No Illegal Announcements. No announcements or promotion prohibited by federal or state law or regulation shall be made over the Station. Any game, contest, or promotion relating to or to be presented over the Station must be fully stated and explained in advance to Owner, which reserves the right in its sole discretion to reject any game, contest, or promotion.

    VI. Owner Discretion Paramount. In accordance with the Owner's responsibility under the Communications Act of 1934, as amended, and the Rules and Regulations of the Federal Communications Commission, Owner reserves the right to reject or terminate any advertising proposed to be presented or being presented over the Station which is in conflict with Station policy or which in Owner's or its Station Manager's sole judgment would not serve the public interest.

             Owner may waive any of the foregoing regulations in specific instances, if, in its opinion, the Station will remain in compliance with all applicable laws, rules, regulations and policies and broadcasting in the public interest is served. In any case where questions of policy or interpretation arise, Programmer should submit the same to Owner for decision before making any commitments in connection therewith.

                                 Attachment 4.8
                             Programming Agreements

1. KDSM-TV - Fox: Station Affiliation Agreement, dated as of June 11, 1992, as amended as of June 11, 1992 and December 2, 1992, by and between River City Broadcasting, L.P. ("RCB") and Fox Broadcasting Company.

2. KDSM-TV - Paramount: Paramount License Agreement, dated as of November 16, 1993, by and between Paramount Pictures Corporation and RCB on behalf of River City License Partnership.

3. KABB-TV - Fox: Station Affiliation Agreement, dated as November 18, 1994, by and between RCB and Fox Broadcasting Company.

4. KOVR-TV - CBS: Affiliation Agreement, dated as of December 9, 1994, by and between RCB and CBS Television Network.

5. WLOS-TV - ABC: Primary Television Affiliation Agreement, dated as of April 13, 1990, between WLOS-TV, Inc. and American Broadcasting Companies, Inc. ("ABC"), as assumed by RCB as of September 8, 1994.

6. WLOS-TV: RCB has negotiated a new agreement with ABC which is currently not executed. 1/

7. WFBC-TV - ABC: Satellite Television Affiliation Agreement, dated as of September 8, 1994, by and between RCB and American Broadcasting Companies, Inc. 2/

- ----------
   1/ Note that this agreement is not executed. No representation or warranty is made by RCB regarding the effectiveness or noneffectiveness of this agreement. To the extent RCB has any post-Effective Date rights and obligations under any affiliation agreement on this schedule, RCB transfers such rights and obligations to Programmer, but without any admission by RCB that RCB has any rights or obligations thereunder. In addition to requiring consent to transfer this agreement to a third party, the current draft of this agreement presently requires that the consent of ABC be obtained by RCB prior to entering into any local marketing or time brokerage agreement whereby another television station provides programming to RCB's station.

   2/ During the term of this agreement, WFBC-TV became an independent station and no longer rebroadcasts ABC programming. As a result, this agreement may no longer be in force and effect however, to the extent RCB has any rights or obligations thereunder, they are incorporated into this schedule by this reference.

8. WTTV-TV/WTTK-TV - Paramount: Station Affiliation Agreement, dated as of November 16, 1993, by and between Parmount Pictures Corporation and RCB on behalf of River City License Partnership.

9. KDNL-TV - Paramount: Paramount License Agreement, dated as of November 16, 1993, by and between Paramount Pictures Corporations and RCB on behalf of River City License Partnership.

10.      KDNL-TV: RCB is negotiating an affiliation agreement with ABC. 3/


- --------
   3/ Note that this agreement is not executed. No representation or warranty is made by RCB regarding the effectiveness or noneffectiveness of this agreement. To the extent RCB has any post-Effective Date rights and obligations under any affiliation agreement on this schedule, RCB transfers such rights and obligations to Programmer, but without any admission by RCB that RCB has any rights or obligations thereunder. In addition to requiring consent to transfer this agreement to a third party, the current draft of this agreement presently requires that the consent of ABC be obtained by RCB prior to entering into any local marketing or time brokerage agreement whereby another television station provides programming to RCB's station.